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                       SECURITIES  AND  EXCHANGE  COMMISSION

                              WASHINGTON, D. C.  20549


                                    ------------




                                      FORM 8-K




                                   CURRENT REPORT




                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT:  APRIL 24, 1998
                         (Date of earliest event reported)


                          THE IMMUNE RESPONSE CORPORATION
               (Exact name of registrant as specified in its charter)


               DELAWARE              0-18006          33-0255679
     (State or other jurisdiction  (Commission      (IRS Employer
           of incorporation)       File Number)   Identification No.)


                   5935 DARWIN COURT, CARLSBAD, CALIFORNIA 92008
             (Address of principal executive offices)       (Zip Code)


        Registrant's telephone number, including area code:  (760) 431-7080

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Item 5.       OTHER EVENTS

       The Immune Response Corporation announced on April 30, 1998 that it had sold 200 shares of its Series F Convertible Preferred Stock in return for gross proceeds of $10,000,000 pursuant to the provisions of a Securities Purchase Agreement dated as of April 24, 1998 among the Company and the investors listed on the Schedule of Buyers attached thereto (the "Investors"). The Series F Convertible Preferred Stock is convertible into Common Stock initially at a conversion price equivalent to $14.07 per share of Common Stock. If the Company's Common Stock does not trade at prices higher than $14.07 per share over a period of time, the conversion price will be adjusted downward on April 24, 1999 (or sooner if the Company issues Common Stock at less than $14.07 per share) and quarterly thereafter. The Series F Convertible Preferred Stock bears a dividend of 7.5% per annum. In general, the dividend is payable in shares of Common Stock. The Company has agreed to file a registration statement with the Securities and Exchange Commission covering the resale of the Common Stock issuable upon conversion of the Series F Convertible Preferred Stock. Further, the Company has the option for one year to sell up to $10,000,000 more of Series F Preferred Stock to the Investors if certain conditions are met.

Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

       (c)    EXHIBITS

              3(i) Restated Certificate of Incorporation of the Company, as amended by Certificate of Designations, Preferences and Rights of Series F Convertible Preferred Stock.

              10.1 Securities Purchase Agreement dated as of April 24, 1998 by and among the Company and the Investors.

              10.2 Registration Rights Agreement dated as of April 24, 1998 by and among the Company and the Investors.


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                                  SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


       Dated:  April 30, 1998.


                                        THE IMMUNE RESPONSE CORPORATION



                                   By    /s/ Charles J. Cashion
                                      ------------------------------------------
                                        Charles J. Cashion,
                                        Senior Vice President, Finance &
                                        Administration, Chief Financial Officer,
                                        Secretary and Treasurer


                                        -3-

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                                  EXHIBIT INDEX

       Exhibit       Description
       -------       -----------
          3(i)       Restated Certificate of Incorporation of the Company, as
                     amended by Certificate of Designations, Preferences and
                     Rights of Series F Convertible Preferred Stock.

          10.1 Securities Purchase Agreement dated as of April 24, 1998 by and among the Company and the Investors.

          10.2 Registration Rights Agreement dated as of April 24, 1998 by and among the Company and the Investors.

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